Exhibit (10)(1)


      THIS AMENDMENT NO. 2, dated as of May 1, 1994, to the CREDIT AGREEMENT, dated as of November 15, 1989, as amended November 30, 1991, and as supplemented by letter dated February 26, 1993 and a supplement dated April 6, 1993 (as so amended and supplemented, the "Credit Agreement"), among THE MEAD CORPORATION, an Ohio corporation (the "Company"), the banks listed on the signature page hereto (each a "Bank" and collectively, the "Banks") and THE FIRST NATIONAL BANK OF CHICAGO and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Co-Agents for the Banks (in such capacity, each an "Agent" and together, the "Agents").

                       W I T N E S S E T H:

      WHEREAS, the Banks, the Agents and the Company have entered the Credit Agreement; and

      WHEREAS, the Banks, the Agents and the Company desire to amend the Credit Agreement as herein provided;

      NOW THEREFORE, it is agreed:

      1. The definition of "Termination Date" in Section 10.1 of the Credit Agreement is hereby rewritten in full as follows:

            "'Termination Date' shall mean (i) with respect to each Bank, the earlier of (A) May 1, 1998 (the 'Renewal Date'), or (B) the date on which the Company has terminated such Bank's Commitment pursuant to Section 1.13; provided that (1) at least 30 calendar days before each May 1, commencing May 1, 1995, the Company may request all the Banks in writing (such request being irrevocable) to extend the Renewal Date for an additional one year period; and (2) the Renewal Date with respect to each Bank shall be automatically extended by one additional year if such Bank agrees in writing to extend the Renewal Date for one additional year and all conditions, if any, to the extension shall have been met, and (ii) with respect to all the Banks, the date upon which the Total Commitment is terminated by the Company pursuant to Section 1.13 or by all Banks pursuant to clause (i) of this definition."

      2. The Company represents and warrants that the representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Company hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

      3. This Amendment No. 2 shall be effective when executed by the Company and each of the Banks. Except as modified hereby, the Credit Agreement is ratified and confirmed in all respects and remains in full force and effect. All references to the "Agreement" in the Credit Agreement shall include and mean the Credit Agreement as amended hereby. Terms defined in the Credit Agreement are used with the same meaning herein.

      4. This Amendment No. 2 may be executed in counterparts, each of which will be deemed an original instrument. This Amendment No. 2 shall be governed by and construed and interpreted in accordance with the law of State of New York.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 2 to be duly executed and delivered as of the date first above written.

                                    THE MEAD CORPORATION


                                    By William R. Graber
                                       ---------------------------
                                       Name:  William R. Graber
                                       Title: VP and Chief Financial Officer



                                    THE FIRST NATIONAL BANK OF
                                      CHICAGO,
                                    Individually and as Agent


                                    By Robert L. Jackson
                                       ---------------------------
                                       Name:  Robert L. Jackson
                                       Title:

                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK,
                                    Individually and as Agent


                                    By Timothy S. Broadbent
                                       ---------------------------
                                       Name:  Timothy S. Broadbent
                                       Title: Vice President


                                    CITIBANK, N.A.


                                    By Carolyn A. Kee
                                       ---------------------------
                                       Name:  Carolyn A. Kee
                                       Title: Attorney-in-Fact


                                    ABN AMRO BANK N.V.
                                    (formerly AMSTERDAM-ROTTERDAM
                                      BANK N.V.)


                                    By Craig Guinane
                                       ---------------------------
                                       Name:  Craig Guinane
                                       Title: AVP


                                    By J. M. Janovsky
                                       ---------------------------
                                       Name:  J. M. Janovsky
                                       Title: Group V. P.


                                    DEUTSCHE BANK AG
                                    New York and/or Cayman Islands Branches


                                    By Jeffrey N. Wieser
                                       ---------------------------
                                       Name:  Jeffrey N. Wieser
                                       Title: Director


                                    By Gregory M. Hill
                                       ---------------------------
                                       Name:  Gregory M. Hill
                                       Title: Vice President


                                    NATIONAL WESTMINSTER BANK PLC
                                    Chicago and New York Branch

                                    By Ernest V. Hodge
                                       ---------------------------
                                       Name:  Ernest V. Hodge
                                       Title: Vice President


                                    NATIONAL WESTMINSTER BANK PLC-Nassau Branch

                                    By Ernest V. Hodge
                                       ---------------------------
                                       Name:  Ernest V. Hodge
                                       Title: Vice President


                                    BANQUE PARIBAS


                                    By Richard Burrows
                                       ---------------------------
                                       Name:  Richard Burrows
                                       Title: Vice President


                                    By Stanley P. Berkman
                                       ---------------------------
                                       Name:  Stanley P. Berkman
                                       Title: Senior Vice President


                                    THE BANK OF NOVA SCOTIA


                                    By F. C. H. Ashby
                                       ---------------------------
                                       Name:  F. C. H. Ashby
                                       Title: Senior Manager Loan Operations


                                    SWISS BANK CORPORATION


                                    By Nancy A. Hanrahan
                                       ---------------------------
                                       Name:  Nancy A. Hanrahan
                                       Title: Associate Director
                                                Merchant Banking

                                    By Jennifer L. Match
                                       ---------------------------
                                       Name:  Jennifer L. Match
                                       Title: Associate Director
                                                Merchant Banking


                                    NBD BANK, N.A.
                                    (formerly NATIONAL BANK OF
                                      DETROIT)


                                    By Victoria L. Decker
                                       ---------------------------
                                       Name:  Victoria L. Decker
                                       Title: Vice President


                                    THE SUMITOMO BANK, LIMITED
                                      NEW YORK BRANCH


                                    By Y. Kawamura
                                       ---------------------------
                                       Name:  Y. Kawamura
                                       Title: Joint General Manager


                                    UNION BANK OF SWITZERLAND


                                    By David M. Danhauer
                                       ---------------------------
                                       Name:  David M. Danhauer
                                       Title: Vice President


                                    By Michelle Moreno
                                       ---------------------------
                                       Name:  Michelle Moreno
                                       Title: Vice President


                                    WACHOVIA BANK OF GEORGIA
                                    (formerly WACHOVIA BANK AND
                                      TRUST CO., N.A.)


                                    By David L. Gores
                                       ---------------------------
                                       Name:  David L. Gores
                                       Title: Senior Vice President

                                    NATIONSBANK, N.A.
                                    (formerly SOVRAN BANK, N.A.)


                                    By James L. Sigman
                                       ---------------------------
                                       Name:  James L. Sigman
                                       Title: Vice President










































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